SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 24, 2003

                           Ciphergen Biosystems, Inc.
             (Exact name of Registrant as specified in its charter)

            Delaware                    000-31617              33-059-5156
(State or other jurisdiction of        [Commission           (I.R.S. Employer
 incorporation or organization)        File Number]       Identification Number)

                              6611 Dumbarton Circle
                                Fremont, CA 94555
                    (Address of principal executive offices)

                                 (510) 505-2100
              (Registrant's telephone number, including area code)

      The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 - Results of Operations and Financial Condition and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Ciphergen Biosystems, Inc. under the Securities Act of 1933, as amended.

Item 9. Regulation FD Disclosure (pursuant to "Item 12. Results of Operations and Financial Condition").

      A copy of the press release issued July 24, 2003 by the Registrant announcing Second Quarter 2003 earnings is furnished under Item 12 of this Current Report on Form 8-K as Exhibit 99.1. The press release contains an adjustment for a non-recurring expense relating to a recent settlement litigation (a non-GAAP financial measure), as well as the required reconciliation of such non-GAAP financial measure with the corresponding GAAP measure. Management believes that the adjustment enhances investors' ability to compare the Company's results of operations for the three and six month periods ended June 30, 2003 to its results for historic and future quarterly periods. Management relies on this presentation internally for purposes of comparing such periods.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Ciphergen Biosystems, Inc.
                                          (Registrant)

Date:  July 24, 2003                      By: /s/ William Rich
                                          -------------------------------------
                                          William E. Rich
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                              Description
--------------------------------------------------------------------------------
99.1        Press Release issued by Ciphergen Biosystems, Inc. on July 24, 2003